UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 29, 2008

Date of earliest event reported:  May 15, 2008

AdCare Health Systems, Inc.

(Exact Name of Registrant as specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	333-131542 (Commission file Number)

31-1332119

(IRS Employer Identification No.)

5057 Troy Road, Springfield, Ohio  45502-9032

(Address of principal executive offices)  (Zip code)

Registrant’s Telephone Number, Including Area Code

(937) 964-8974

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)).

AdCare Health Systems, Inc. (“AdCare” or the “Company”) filed a report on May 19, 2008 to report the completion of the its acquisition of substantially all the assets of The New Lincoln, Ltd. (“NLL”).  In response to parts (a) and (b) of Item 9.01 of the May 19, 2008, Form 8-K, the Company stated that it intended to file the required financial statements and pro forma financial information within the time period permitted by Item 9.01.  By this amendment to the May 19, 2008, Form 8-K, the Company is providing the required financial statements and pro forma financial information.  The information previously reported in the May 19, 2008, Form 8-K is hereby incorporated by reference in this Form 8-K/A.

Special Note Regarding Forward Looking Statements

Certain statements in this report constitute “forward-looking statements.”  These forward-looking statements involve known or unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements of AdCare to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  Specifically, the actions of competitors and customers and our ability to execute our business plan, and our ability to increase revenues is dependent upon our ability to continue to expand our current business and to expand into new markets, general economic conditions, and other factors.  You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continues,” or the negative of these terms or other comparable terminology.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

Item 9.01.  Financial Statements and Exhibits.

a.

Financial Statements of Business Acquired.  The audited financial statements of The New Lincoln, Ltd. for the year ended December 31, 2007 and for the three months ended March 31, 2008 are being filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

b.

Pro Forma Financial Information.  The unaudited pro forma consolidated balance sheet as of December 31, 2007  and as of March 31, 2008, and the unaudited pro forma  consolidated statement of operations for the year ended December 31, 2007 and the three months ended March 31, 2008, are being filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

c.

Exhibits

Exhibit Number	Description of Exhibit
99.1	Financial statements of The New Lincoln, Ltd. for the year ended December 31, 2007 and the three months ended March 31, 2008
99.2	Option and Right of First Refusal Agreement
99.3	Unaudited pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  July 29, 2008

ADCARE HEALTH SYSTEMS, INC.

By: /s/Scott Cunningham

Name: Scott Cunningham

Title:  Chief Financial Officer

Exhibit 99.1

New Lincoln Lodge, Ltd. DBA

The New Lincoln Lodge Retirement Residence

Financial Statements

Year ended December 31, 2007

And the three months ended March 31, 2008

Exhibit 99.2

Option and Right of First Refusal Agreement

Exhibit 99.3

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On May 15, 2008, AdCare Health Systems, Inc. (the “Company”), completed the acquisition of 99% ownership in The New Lincoln, Ltd. (“NLL”).  The sole asset of The New Lincoln, Ltd. is the New Lincoln Lodge Retirement Residence (“NLLRR”).  NLLRR is a 53 unit assisted living residence located in Columbus, Ohio.  NLLRR began providing independent living and assisted living services in 1997.

On June 10, 1995, the Company formed New Lincoln Co. (in which the Company owned 49%) to serve as a 1% general partner in NLL.  NLL was formed to acquire, renovate and operate NLLRR.  In January 1999, the Company transferred its interest in New Lincoln, Ltd. to the majority owner.  In connection with the transfer of the Company’s interest in NLL, the Company received a promissory note in the amount of $1,425,000.  The note was due to be paid in full on or prior to December 31, 2004.  At December 31, 2004, the outstanding principal balance was $1,389,935.  The Company granted an extension of the due date to December 31, 2005.

In October, 2005, the terms of the promissory note were retroactively amended.  The amended terms called for interest at 10%, and a lump sum payment of the outstanding principal and accrued interest on December 31, 2006, the maturity date.  The promissory note was personally guaranteed by the owner of the facility.  This note was subsequently extended to December 31, 2007.

On March 7, 2008, the Company entered into a letter of intent to acquire 99% of NLL effective April 1, 2008.  The Company completed the acquisition on May 14, 2008.

The consideration paid by the Company to NLL was approximately $2,392,000 consisting of $12,500 in cash, the residual value of the Company’s note receivable of approximately $218,000, 1% ownership of NLL which the Company has valued at approximately $6,600, liabilities assumed of approximately $2,144,000 and 25,000 warrants to purchase the Company’s stock at a price equal to the stock price of $1.21.  Preliminarily, the Company has estimated the value of these warrants to be approximately $10,500 using the Black-Scholes option-pricing model.

Additionally, the Company granted an option and right of first refusal to the seller.  The terms of the agreement include an option to purchase the NLL for a period of two years ending on April 1, 2010 at a price equal to $2,750,000 plus any capital expenditures, cash loans, refinancing charges made to refinance the property.  The Company also granted a right of first refusal for an additional three years ending on April 1, 2013 in the event the seller does not exercise its option to purchase by April 1, 2010.  The right of first refusal grants the seller the opportunity to meet any offer to purchase the property for a period of sixty days from the time the offer is made.  The Company has treated this option and right of first refusal as a contingent liability but has not recorded a liability due to the low probability that the option or right of first refusal will be exercised.

The Company evaluated the acquisition of a 99% interest in New Lincoln Lodge pursuant to FAS 109, “Accounting for Income Taxes”, and determined that the excess of the book carrying value over the Company’s tax basis would result in a deferred tax liability.  The effect of recording the deferred tax liability results in a corresponding decrease to the valuation allowance against the net deferred tax asset on the balance sheet.  Therefore, there is no tax expense or benefit recorded in the statement of operations as it related to the acquisition.

The following table summarizes the preliminary fair values of the assets acquired and liabilities assumed:

	March 31, 2008	December 31, 2007

Cash	$ 19,813	$ 18,980
Prepaid expenses and other	12,246	19,195
Restricted cash	36,677	49,911
Property, Plant & Equipment	2,740,000	2,740,000
Assets Acquired	2,808,736	2,828,086

Current portion of notes payable and other debt	$(86,499)	$ (61,936)
Accounts payable and accrued expenses	(88,740)	(121,210)
Notes payable and other debt, net of current portion	(1,968,343)	(1,974,235)
Liabilities Assumed	$(2,143,582)	$(2,157,381)

Net assets acquired	$ 665,154	$ 670,705

The unaudited pro forma statement of operations for the year ended December 31, 2007 has been prepared as if the acquisition had occurred on January 1, 2007.  The unaudited pro forma balance sheet as of December 31, 2007 has been prepared as if the acquisition had occurred on that date.

The unaudited pro forma statement of operations for the three months ended March 31, 2008 has been prepared as if the acquisition had occurred on January 1, 2008.  The unaudited pro forma balance sheet as of March 31, 2008 has been prepared as if the acquisition had occurred on that date.

The unaudited pro forma financial information is provided for informational purposes only.  The pro forma information is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the acquisition been completed at the dates indicated.  In addition, the unaudited pro forma financial information does not purport to project future financial position or operating results of the Company.  No effect has been given in the unaudited pro forma statement of operations for synergistic benefits that may be realized through the combination of the two companies or the costs that may be incurred in integrating their operations.  The unaudited pro forma financial statements should be read in conjunction with the respective historical financial statements and notes thereto for the Company that are filed on Form 10-KSB with the Securities and Exchange Commission and the audited historical financial statements of The New Lincoln, Ltd.,  which are included as Exhibit 99.1 in this Form 8-K/A.

The following unaudited pro forma financial information was prepared using the purchase method of accounting as required by FASB Statement of Financial Accounting Standard No. 141, “Business Combinations”and EITF 04-01 “Accounting for Preexisting Relationships between the Parties to a Business Combination”.  The purchase price has been allocated to the assets acquired and liabilities assumed based upon management’s preliminary estimate of their respective fair values as of the date of acquisition.  Any differences between fair value of the consideration issued and the fair value of the assets and liabilities acquired will be recorded as a gain on the acquisition.  The purchase price and fair value estimates for the purchase price allocation may be refined as additional information becomes available.

Unaudited Pro Forma Consolidated Balance Sheet
As of December 31, 2007

	Historical		Pro Forma
	AdCare	NLL	Adjustments		Consolidated
ASSETS
Current Assets:
Cash	$ 926,625	$ 18,980	$ (12,500)	(B)	$933,105
Certificate of deposit, restricted	209,637	-	-		209,637
Accounts receivable:
Long-term care resident receivables, net	2,115,364	-	-		2,115,364
Management, consulting and development receivables, net	259,778	-	-		259,778
Advances and receivables from affiliates, current	27,558	-	-		27,558
Prepaid expenses and other	453,219	19,195	-		472,414
Total current assets	3,992,181	38,175	(12,500)		4,017,856

Restricted cash	973,975	49,911	-		1,023,886
Property and equipment, net	14,425,868	2,083,247	656,753	(D)	17,165,868
Note receivable, net	221,413	-	(221,413)	(A)	-
License, net	1,189,307	-	-		1,189,307
Goodwill	2,638,193	-	-		2,638,193
Other Assets	1,050,506	76,958	(76,958)	(C)	1,050,506
Total Assets	$24,491,443	$2,248,291	$ 345,882		$27,085,616

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of notes payable and other debt	$ 773,279	$ 61,936	-		$ 835,215
Current portion of notes payable to stockholders	9,026	-	-		9,026
Accounts payable and accrued expenses	3,476,535	163,990	(42,780)	(C)	3,597,745
Forward Purchase Contract	900,000	-	-		900,000
Total current liabilities	5,158,840	225,926	(42,780)		5,341,986

Notes Payable and Other Debt, Net of Current Portion	12,813,338	1,974,235	-		14,787,573
Notes Payable to Stockholders, Net of Current Portion	810,084	-	-		810,084
Other Liabilities	559,509	2,734,293	(2,723,760)	(C),(F)	570,042
Minority Interest in Equity of Consolidated Entities	255,070	-	6,707	(E)	261,777
Total liabilities	19,596,841	4,934,454	(2,759,833)		21,771,462

Stockholders' equity:
Preferred stock, no par value; 500,000 shares authorized;
no shares issued or outstanding	-	-	-		-
Common stock and additional paid-in capital, no par value;
14,500,000 shares authorized; 3,786,129 shares
issued and outstanding	14,063,956	-	-		14,063,956
Accumulated deficit	(9,169,354)	(2,686,163)	3,105,715	(B),(C)	(8,749,802)
Total stockholders' equity	4,894,602	(2,686,163)	3,105,715		5,314,154
Total liabilities and stockholders' equity	$24,491,443	$ 2,248,291	$ 345,882		$27,085,616
See notes to unaudited pro forma consolidated financial statements.

Unaudited Pro Forma Consolidated Statement of Operations
As of December 31, 2007

	Historical		Pro Forma
	AdCare	NLL	Adjustments		Consolidated

Revenues:
Patient care revenues	$21,928,808	$ 577,244	-		$22,506,052
Management, consulting and development fee revenue	1,738,948	-	-		1,738,948
Total revenue	23,667,756	577,244	-		24,245,000

Expenses:
Payroll and related payroll costs	14,762,090	285,717	-		15,047,807
Other operating expenses	7,746,505	205,938	-		7,952,443
Depreciation and amortization	847,440	88,122	-		935,562
Total expenses	23,356,035	579,777	-		23,935,812

Income from Continuing Operations	311,721	(2,533)	-		309,188
Other Income (Expense):
Interest income	59,300	744	-		60,044
Interest expense, others	(978,731)	(147,899)	-		(1,126,630)
Interest expense, related parties	(66,432)	(140,934)	140,934	(G)	(66,432)
Minority interest in earnings of consolidated entities	(94,811)	-	-		(94,811)
Other income (expense)	(37,014)	-	-		(37,014)
	(1,117,688)	(288,089)	140,934		(1,264,843)

Gain on acquisition	-	-	419,552	(B)	419,552
Income (Loss) Before Discontinued Operations	(805,967)	(290,622)	560,486		(536,103)
Income Tax Benefit	178,415	-	-		178,415
Loss from Continuing Operations	(627,552)	(290,622)	560,486		(357,688)
Discontinued Operations:
Income from discontinued operations (including gain on disposal of $619,605)	587,039	-	-		587,039
Provision for income taxes	(178,415)	-	-		(178,415)
	408,624	-	-		408,624
Net Loss	$ (218,928)	$ (290,622)	$ 560,486		$ 50,936

Net Income (Loss) Per Share, Basic and Diluted:
Continuing operations	$ (0.16)		$ 0.15		$ (0.09)
Discontinued operations	0.11		-		0.11
	$ (0.05)		$ 0.15		$ 0.02

Weighted Average Common Shares Outstanding,
Basic	3,786,129		3,786,129		3,786,129
Diluted	3,786,129		3,786,129		3,786,129

See notes to unaudited pro forma consolidated financial statements.

Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2008

	Historical		Pro Forma
	AdCare	NLL	Adjustments		Consolidated
ASSETS
Current Assets:
Cash	$ 886,000	$ 19,813	$ (12,500)	(B)	$ 893,313
Certificate of deposit, restricted	211,998	-	-		211,998
Accounts receivable:
Long-term care resident receivables, net	2,197,467	-	-		2,197,467
Management, consulting and development receivables, net	287,950	-	-		287,950
Advances and receivables from affiliates, current	22,669	-	-		22,669
Prepaid expenses and other	406,927	12,246	(3,500)	(B)	415,673
Total current assets	4,013,011	32,059	(16,000)		4,029,070

Restricted cash	740,803	36,677	-		777,480
Property and equipment, net	14,378,198	2,067,894	672,106	(D)	17,118,198
Note receivable, net	218,015	-	(218,015)	(A)	-
License, net	1,189,307	-	-		1,189,307
Goodwill	2,638,193	-	-		2,638,193
Other Assets	1,151,121	76,297	(76,297)	(C)	1,151,121
Total Assets	$24,328,648	$2,212,927	$ 361,794		$26,903,369

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of notes payable and other debt	$ 740,607	$ 86,499	-		$ 827,106
Current portion of notes payable to stockholders	9,432	-	-		9,432
Accounts payable and accrued expenses	3,485,882	130,270	(41,530)	(C)	3,574,622
Forward Purchase Contract	900,000		-		900,000
Total current liabilities	5,135,921	216,769	(41,530)		5,311,160

Notes Payable and Other Debt, Net of Current Portion	12,728,438	1,968,343	-		14,696,781
Notes Payable to Stockholders, Net of Current Portion	805,187	-	-		805,187
Other Liabilities	569,238	2,774,980	(2,764,446)	(C),(F)	579,772
Deferred Tax Liability	10,642	-	-		10,642
Minority Interest in Equity of Consolidated Entities	307,000	-	6,651	(E)	313,651
Total liabilities	19,556,426	4,960,092	(2,799,325)		21,717,193

Stockholders' equity:
Preferred stock, no par value; 500,000 shares authorized; no shares issued or outstanding	-	-	-		-
Common stock and additional paid-in capital, no par value;
14,500,000 shares authorized; 3,786,129 shares issued and outstanding	14,081,044	-	-		14,081,044
Accumulated deficit	(9,308,822)	(2,747,165)	3,161,119	(B),(C)	(8,894,868)
Total stockholders' equity	4,772,222	(2,747,165)	3,161,119		5,186,176
Total liabilities and stockholders' equity	$24,328,648	$ 2,212,927	$ 361,794		$26,903,369

See notes to unaudited pro forma consolidated financial statements.

Unaudited Pro Forma Consolidated Statement of Operations
As of March 31, 2008

	Historical		Pro Forma
	AdCare	NLL	Adjustments		Consolidated
Revenues:
Patient care revenues	$ 5,568,061	$ 159,168	-		$ 5,727,229
Management, consulting and development fee revenue	424,481	-	-		424,481
Total revenue	5,992,542	159,168	-		6,151,710

Expenses:
Payroll and related payroll costs	3,587,397	77,938	-		3,665,335
Other operating expenses	2,023,256	47,241	-		2,070,497
Depreciation and amortization	226,694	22,514	-		249,208
Total expenses	5,837,347	147,693	-		5,985,040

Income from Continuing Operations	155,195	11,475	-		166,670
Other Income (Expense):
Interest income	9,133	360	-		9,493
Interest expense, others	(226,352)	(36,150)	-		(262,502)
Interest expense, related parties	(14,872)	(36,687)	36,687	(G)	(14,872)
Minority interest in earnings of consolidated entities	(51,930)	-	-		(51,930)
	(284,021)	(72,477)	36,687		(319,811)

Gain On Acquisition	-	-	413,593	(B)	413,593
Loss From Continuing Operations Before Income Taxes	(128,826)	(61,002)	450,280		260,452
Income Tax Expense	(10,642)	-	-		(10,642)
Net Income (Loss)	$ (139,468)	$(61,002)	$ 450,280		$ 249,810

Net Income (Loss) Per Share, Basic and Diluted:
Continuing operations	$ (0.04)		$ 0.11		$ 0.07
Discontinued operations	-		-		-
	$ (0.04)		$ 0.11		$ 0.07

Weighted Average Common Shares Outstanding,
Basic	3,786,129		3,786,129		3,786,129
Diluted	3,786,129		3,786,129		3,786,129

See notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Financial Statements
		Adjustments as of
		March 31, 2008	December 31, 2007
(A)	To eliminate AdCare's note receivable from New Lincoln Lodge

	Note receivable due from New Lincoln Lodge	$(1,462,288)	$(1,456,686)
	Allowance for bad debt	1,323,773	1,323,773
	Accrued interest NLL	(79,500)	(88,500)
	Residual value on note	$ (218,015)	$ (221,413)

(B)	Gain recognized on acquisition in accordance with EITF 04-1, “Accounting for
	Preexisting Relationships between the Parties to a Business Combination”

	Cash	$ 12,500	$ 12,500
	Residual value of note	218,015	221,412
	Allocate 1% ownership to minority owner	6,652	6,707
	Liabilities assumed	2,143,582	2,157,381
	Value of warrants granted	10,534	10,534
	Other transaction costs	3,500	-
	Consideration Given	2,394,783	2,408,534
	Assets acquired	2,808,736	2,828,086
	Gain on acquisition	$ (413,953)	$ (419,552)

(C)	Assets and Liabilities not assumed or eliminated in acquisition as well as equity accounts

	Financing costs	$ 76,297	$ 76,958
	Other liabilities (note payable and accrued interest to AdCare and affiliates of)	$ 2,774,980	$ 2,734,293
	Accounts payable and accrued expenses	$ 41,530	$ 42,780
	Equity of NLL-Accumulated deficit	$ 2,747,165	$ 2,686,163

(D)	Write up property plant and equipment to fair market value

	Property, plant and equipment at fair market value	$ 2,740,000	$ 2,740,000
	Net property, plant and equipment per NLL	2,067,894	2,083,247
	Increase in fair market value	$ 672,106	$ 656,753

(E)	Allocate 1% ownership to minority owner

	Assets Acquired	$ 2,808,736	$ 2,828,086
	Less: liabilities assumed	(2,143,582)	(2,157,381)
		$ 665,154	$ 670,705
	1% ownership to minority	$ 6,652	$ 6,707

Notes to Unaudited Pro Forma Consolidated Financial Statements
Adjustments as of
		March 31, 2008	December 31, 2007
(F)	Value of Warrants issued in conjunction with acquisition

25,000 warrants to purchase the Company's stock at a price equal to the stock price of $1.21.  Preliminarily, the Company has estimated the value to be approximately $10,500 using the Black-Scholes option-pricing model

		$ 10,534	$ 10,534

(G)	Represents elimination of related party interest expense

	Interest expense, related party	$ 36,687	$ 140,934